SECOND AMENDMENT, dated as of February 9, 1996 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as amended pursuant to the First Amendment thereto, dated as of December 22, 1995 and this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AUDIOVOX CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") and CHEMICAL BANK, a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").


                      W I T N E S S E T H :


          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

          WHEREAS, the Agent and the Lenders are willing to agree to the requested amendment but only on the terms and conditions provided for herein;

          NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein as defined terms are so used as so defined.

          2.  Amendment of Subsection 1.1.  Subsection 1.1 of the
Credit Agreement is hereby amended as follows:

          (a) by deleting in its entirety the definition of "Applicable Margin" contained therein and substituting in lieu thereof the following new definition in the proper alphabetical order:

               "Applicable Margin": for each Type of Loan, the rate per annum set forth under the relevant column heading below:

               Chemical Rate Loans           Eurodollar Loans

                    0.50%                         2.75%

          provided that, the Applicable Margin shall be adjusted on each Adjustment Date to occur after February 9, 1996 (each such adjustment being effective until the next Adjustment Date) to 0.25% for Chemical Rate Loans and 2.00% for Eurodollar Loans with respect to which Consolidated Net Income for the period of four consecutive fiscal quarters ended on the last day of the fiscal period covered by the financial statements relating to such Adjustment Date is greater than $5,000,000 as determined from such financial statements, provided, further, that (a) if Consolidated Net Income for the period of four consecutive fiscal quarters ended on the last day of the fiscal period covered by the financial statements relating to any Adjustment Date is less than or equal to $5,000,000 as determined from such financial statements, the Applicable Margin shall be 0.50% for Chemical Rate Loans and 2.75% for Eurodollar Loans until subsequently adjusted in accordance with the immediately preceding proviso, (b) if on any Adjustment Date an Event of Default shall have occurred and be continuing, no adjustment of the Applicable Margin shall be made on such Adjustment Date which decreases the Applicable Margin then in effect and any such decrease shall not be effective unless and until such Event of Default is cured or waived on or prior to the next succeeding Adjustment Date and (c) in the event that the financial statements required to be delivered pursuant to subsection 8.1(a) or 8.1(b), as applicable, and the related compliance certificate required pursuant to subsection 8.2(b), are not delivered when due, then if such financial statements are delivered after the date such financial statements were required to be delivered and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin during the period from the date upon which such financial statements were required to be delivered until two Business Days following the date upon which they actually are delivered shall be the Applicable Margin as so increased.

          (b)  by deleting the reference to the amount
     "$25,000,000" appearing in the definition of "Borrowing
     Base" and substituting in lieu thereof a reference to the amount "$15,000,000".

          (c) by deleting in its entirety the definition of "Consolidated Net Income" contained therein and substituting in lieu thereof the following new definition in the proper alphabetical order:

               "Consolidated Net Income": for any period, the consolidated net income of the Borrower and its Subsidiaries for such period (taken as a cumulative whole), determined in conformity with GAAP (but excluding gains or losses from sale of securities of any Person (other than a Subsidiary), including, without limitation, the sale of the Capital Stock of CellStar). If Consolidated Net Income is less than zero for any period, it is referred to herein as a "Consolidated Net Loss".

          (d) by adding the following new definitions in the proper alphabetical order:

               "Audiovox Holding Corp. Pledge Agreement": the Pledge Agreement, dated as of February 9, 1996, made by Audiovox Holding Corp. in favor of Chemical Bank, as Pledge Agent, as the same may be amended, supplemented or otherwise modified from time to time.

               "Adjustment Date": the second Business Day following receipt by the Agent of both (i) the financial statements required to be delivered pursuant to subsection 8.1(a) or 8.1(b), as the case may be, for the most recently completed fiscal period and (ii) the compliance certificate required to be delivered pursuant to subsection 8.2(b) with respect to such fiscal period.

               "Consolidated Adjusted Net Worth": at a particular date, Consolidated Net Worth at such date minus, to the extent included in the determination of such Consolidated Net Worth, all unrealized gain as of such date on the shares of Capital Stock of CellStar owned by the Borrower and its Subsidiaries.

               "Consolidated Pre-Tax Income": for any period, Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income for such period, Federal, state and local income taxes. If Consolidated Pre-Tax Income is less than zero for any period, it is referred to herein as a "Consolidated Pre-Tax Loss".

          3.  Amendment of Subsection 9.1.  Subsection 9.1 of the
Credit Agreement is hereby amended by deleting paragraph (a) thereof in its entirety and substituting in lieu thereof the following new paragraph:

          "(a) Maintenance of Pre-Tax Income. Permit (i) Consolidated Pre-Tax Income for (A) the period of two consecutive fiscal quarters ending May 31, 1996 to be less than $1,500,000, (B) the period of two consecutive fiscal quarters ending November 30, 1996, to be less than $2,500,000 or (C) any fiscal year to be less than $4,000,000, (ii) a Consolidated Pre-Tax Loss to occur in any two consecutive fiscal quarters or (iii) a Consolidated Pre-Tax Loss in excess of $500,000 to occur in any fiscal quarter."

          4.  Amendment of Subsection 9.1.  Subsection 9.1 of the
Credit Agreement is hereby amended by deleting paragraph (b) thereof in its entirety and substituting in lieu thereof the following new paragraph:

          "(b)  Maintenance of Net Worth.  Permit (i)
     Consolidated Net Worth to be less than $100,000,000 at any time or (ii) Consolidated Adjusted Net Worth to be less than $80,000,000 at any time."

          5.  Amendment of Subsection 9.3.  Subsection 9.3 of the
Credit Agreement is hereby amended by deleting paragraph (h) thereof in its entirety and substituting in lieu thereof the following new paragraph:

          "(h) Liens securing the Borrower's obligations in respect of the Chemical Standby Letters of Credit granted pursuant to the Reimbursement and Cash Collateral Agreement, provided that, concurrently with the release of the Liens on the Collateral (as defined in the Reimbursement and Cash Collateral Agreement) granted pursuant to the Reimbursement and Cash Collateral Agreement, the Borrower and its Subsidiaries may grant substitute Liens on up to 1,075,000 shares of Capital Stock of CellStar to secure such obligations pursuant to the Audiovox Holding Corp. Pledge Agreement;".

          6. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

          7. Effectiveness. This Amendment shall become effective as of the date first written above upon satisfaction of the following conditions precedent:

          (a) receipt by the Agent of counterparts of this Amendment duly executed by the Borrower, the Required
     Lenders and the Agent;

          (b) receipt by the Agent from the Borrower of an amendment fee of $25,000 to be shared ratably by the Lenders;

          (c) receipt by the Agent of evidence satisfactory to it that the Consolidated Net Loss for the fiscal year ended
     November 30, 1995 does not exceed $9,400,000; and

          (d) receipt by the Agent of a Pledge Agreement substantially in the form attached hereto as Exhibit A duly executed by Audiovox Holding Corp.

          8. Continuing Effect; No Other Amendments. Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Agent's or the Lenders' willingness to waive or amend, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

          9. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          10. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          11.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                              AUDIOVOX CORPORATION


                              By:s/Charles M. Stoehr
                                 Name:  Charles M. Stoehr
                                 Title:  Senior Vice President


                              CHEMICAL BANK, as Agent and as a
                                Lender


                              By:s/Roland Driscoll
                                 Name:  Roland Driscoll
                                 Title:  Vice President


                              NATIONAL WESTMINSTER BANK USA, as a
                                Lender


                              By:s/Russell K. Guter
                                 Name:  Russell K. Guter
                                 Title:  Vice President

                              THE CHASE MANHATTAN BANK, N.A., as
                                a Lender


                              By:s/Emeila K. Teije
                                 Name:  Emeila K. Teije
                                 Title:  Vice President


                              THE FIRST NATIONAL BANK OF BOSTON,
                                as a Lender


                              By:s/Brent Shay
                                 Name:  Brent Shay
                                 Title: Director


                              EUROPEAN AMERICAN BANK,
                                as a Lender


                              By:s/Stuart N. Berman
                                 Name:  Stuart N. Berman
                                 Title:   Vice President

                             ACKNOWLEDGEMENT AND CONSENT


          Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (as amended and supplemented, the "Guarantee"), made by each of such corporations in favor of the Collateral Agent and (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (as amended and supplemented, the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, confirms and agrees that the Guarantee and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee and the Security Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) and the Secured Obligations (as defined in the Security Agreement), as the case may be, pursuant to the terms of the Guarantee or the Security Agreement, as the case may be. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Consent is attached.


                                   QUINTEX COMMUNICATIONS CORP.


                                   By: s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title:  Vice President


                                   QUINTEX MOBILE COMMUNICATIONS CORP.


                                   By: s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title:  Vice President

                                   H & H EASTERN DISTRIBUTORS, INC.


                                   By: s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title:  Secretary


                                   HERMES TELECOMMUNICATIONS INC.


                                   By: s/Philip Christopher
                                       Name:  Philip Christopher
                                       Title:  Vice President


                                   LENEX CORPORATION


                                   By: s/Chris Lis Johnson
                                       Name:  Chris Lis Johnson
                                       Title:  Secretary


                                   AMERICAN RADIO CORP.


                                   By: s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title:  Secretary


                                   AUDIOVOX INTERNATIONAL CORP.


                                   By: s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title:  Vice President


                                   AUDIOVOX HOLDING CORP.


                                   By: s/Chris Lazarides
                                       Name:  Chris Lazarides
                                       Title: President

                                   AUDIOVOX CANADA LIMITED


                                   By: s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title:  Vice President


                                   CELL HOLDING CORPORATION


                                   By: s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title:  President


                                   AUDIOVOX ASIA INC.


                                   By: s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title:  President


                                   AUDIOVOX LATIN AMERICA LTD.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title:  President


Dated as of February 9, 1996

                                                     EXHIBIT A TO
                                                 SECOND AMENDMENT





          PLEDGE AGREEMENT, dated as of February 9, 1996, made by AUDIOVOX HOLDING CORP., a New York corporation (the "Pledgor"), in favor of CHEMICAL BANK, a New York banking corporation, as pledge agent (in such capacity, the "Pledge Agent") for the Secured Parties (as hereinafter defined).


                       W I T N E S S E T H:


          WHEREAS, Audiovox Corporation, a Delaware corporation
(the "Borrower"), owns all of the issued and outstanding Capital
Stock of the Pledgor;

          WHEREAS, the Borrower is a party to the Reimbursement and Cash Collateral Agreement, dated as of March 15, 1994 (the "Reimbursement Agreement"), between the Borrower and Chemical Bank, a New York banking corporation, as issuing bank (in such capacity, the "Letter of Credit Bank"), pursuant to which the Borrower has, among other things, granted a security interest in the Collateral (as defined in the Reimbursement Agreement) to secure the Borrower's obligations in respect of the Letters of Credit (as defined in the Reimbursement Agreement);

          WHEREAS, the Borrower has requested that the Letter of Credit Bank release its security interest in the Collateral (as defined in the Reimbursement Agreement) in exchange for the grant by the Pledgor of a security interest in the Pledged Stock (as hereinafter defined) pursuant to this Agreement;

          WHEREAS, the Borrower is also a party to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") and Chemical Bank, a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent");

          WHEREAS, the Borrower has requested the Lenders to amend the Credit Agreement in the manner provided in the Second
Amendment to the Credit Agreement, dated as of the date hereof
(the "Second Amendment");

          WHEREAS, it is a condition precedent to the effectiveness of the Second Amendment that the Pledgor shall have executed and delivered this Pledge Agreement in order to continue to secure the payment and performance of the Pledgor's obligations under that certain Guarantee Assumption Agreement, dated as of November 29, 1995 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), entered into by the Pledgor with respect to the Subsidiaries Guarantee (as defined in the Credit Agreement);

          NOW, THEREFORE, in consideration of the premises and to induce the Letter of Credit Bank to release the Collateral (as defined in the Reimbursement Agreement) and to induce the Agent and the Lenders to enter into the Second Amendment and to induce the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, the Pledgor hereby agrees with the Pledge Agent, for the benefit of the Secured Parties, as follows:

          1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement (and in the recitals hereto) and used herein shall have the meanings given to them in the Credit Agreement.

          (b) The following terms shall have the following meanings:

          "Agreement": this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

          "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

          "Collateral": the Pledged Stock and all Proceeds thereof.

          "Collateral Account": any account established to hold money Proceeds, maintained under the sole dominion and control of the Pledge Agent, subject to withdrawal by the Pledge Agent for the account of the Secured Parties only as provided in Section 9(a).

          "Credit Agreement Obligations": as defined in the Guarantee, provided that the amount of Credit Agreement Obligations and Secured Reimbursement Agreement Obligations secured hereunder shall in no event exceed the maximum amount which can be guaranteed by the Pledgor under applicable federal and state laws relating to the insolvency of debtors.

          "Issuer":  CellStar.

          "Pledged Stock":  the shares of Capital Stock listed on
     Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer to the Pledgor in respect of the Pledged Stock while this Agreement is in effect.

          "Proceeds":  all "proceeds" as such term is defined in
     Section 9-306(1) of the Code in effect on the date hereof of the Pledged Stock and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

          "Secured Credit Agreement Obligations":  collectively,
     (a) the Credit Agreement Obligations and (b) all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement or any other Loan Document to which the Pledgor is a party, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent, the Collateral Agent or to the Lenders that are required to be paid by the Pledgor pursuant to the terms of this Agreement or any other Loan Document to which the Pledgor is a party).

          "Secured Obligations":  collectively, the Secured
     Reimbursement Agreement Obligations and the Secured Credit
     Agreement Obligations.

          "Secured Reimbursement Agreement Obligations": the "Obligations" under and as defined in the Reimbursement Agreement, provided that the amount of Secured Reimbursement Agreement Obligations and Credit Agreement Obligations secured hereunder shall in no event exceed the maximum amount which can be guaranteed by the Pledgor under applicable federal and state laws relating to the insolvency of debtors.

          "Secured Parties":  the Letter of Credit Bank, the
     Agent, the Lenders and the Pledge Agent.

          "Securities Act": the Securities Act of 1933, as amended.

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Pledge Agent, for the benefit of the Secured Parties, all the Pledged Stock and hereby grants to Pledge Agent, for the benefit of the Secured Parties, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

          3. Stock Powers. Concurrently with the delivery to the Pledge Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Pledge Agent so requests, signature guaranteed.

          4. Effectiveness; Release. (a) This Agreement shall become effective upon satisfaction of the following conditions precedent:

          (i) the release of the Collateral (as defined in the Reimbursement Agreement) by the Letter of Credit Bank; and

          (ii) the satisfaction of the conditions set forth in the Sections 7(a), 7(b) and 7(c) of the Second Amendment.

          (b) The Liens and security interests granted pursuant to this Agreement shall be released upon satisfaction of the following conditions:

          (i) (A) all the Letters of Credit (as defined in the Reimbursement and Cash Collateral Agreement) shall have been canceled or expired and (B) all Secured Reimbursement
     Agreement Obligations shall have been paid in full;

          (ii) the Agent shall have received an audit of the accounts receivable and inventory of the Borrower and its Subsidiaries, which audit shall be satisfactory to the Agent; and

          (iii) no Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

          5. Representations and Warranties. The Pledgor represents and warrants that:

          (a) The Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

          (b) This Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, and upon delivery to the Pledge Agent of the stock certificates evidencing the Pledged Stock, the security interest created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (c) The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except the security interest created by this Agreement.

          (d) Except for such consents as have been obtained and are in full force and effect, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

          (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

          (f) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

          (g) The Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interests created by this Agreement.

          6. Covenants. The Pledgor covenants and agrees with the Pledge Agent and the Secured Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

          (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Pledge Agent and the Secured Parties, hold the same in trust for the Pledge Agent and the Secured Parties and deliver the same forthwith to the Pledge Agent in the exact form received, duly indorsed by the Pledgor to the Pledge Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Pledge Agent so requests, signature guaranteed, to be held by the Pledge

     Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Issuer shall be paid over to the Pledge Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Pledge Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Pledge Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of the Pledgor, as additional collateral security for the Secured Obligations.

          (b) Without the prior written consent of the Pledge Agent, the Pledgor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or (iii) enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Pledge Agent to sell, assign or transfer any of the Collateral.

          (c) The Pledgor shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Pledge Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledge Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Pledge Agent, duly endorsed in a manner satisfactory to the Pledge Agent, to be held as Collateral pursuant to this Agreement.

          (d) The Pledgor shall pay, and save the Pledge Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          7. Cash Dividends; Voting Rights. Unless an "Event of Default" shall have occurred and be continuing under the Reimbursement Agreement (other than under Section 4.1(b) thereof) or the Credit Agreement and the Pledge Agent shall have given notice to the Pledgor of the Pledge Agent's intent to exercise its corresponding rights pursuant to Section 8 below, the Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of the Issuer and consistent with past practice in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Pledge Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Reimbursement Agreement or the Credit Agreement, any Notes, this Agreement or any other Loan Document.

          8.  Rights of the Secured Parties and the Pledge Agent.
(a) All money Proceeds received by the Pledge Agent hereunder shall be held by the Pledge Agent for the benefit of the Secured Parties in a Collateral Account. All Proceeds while held by the Pledge Agent in a Collateral Account (or by the Pledgor in trust for the Pledge Agent and the Secured parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied by the Pledge Agent to the payment thereof pursuant to Section 9(a) with any such applications to be made in the following order of priority: first, to the payment in full of all losses, liabilities, damages, expenses or other costs of the Pledge Agent related to or arising out of this Agreement; second, to the payment in full of the Secured Reimbursement Agreement Obligations, and third, after payment in full of all Secured Reimbursement Agreement Obligations, to the payment in full of the Secured Credit Agreement Obligations. Without limiting the foregoing, if any of the Secured Obligations are not due and payable at the time of any such application (including in respect of the undrawn face amount of any letters of credit), the Pledge Agent shall hold any amount otherwise distributable in respect thereof in the Collateral Account to secure such Secured Obligations until all such Secured Obligations shall have been paid in full.

          (b) If an "Event of Default" shall occur and be continuing under the Reimbursement Agreement (other than under Section 4.1(b) thereof) or the Credit Agreement and the Pledge Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Pledge Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Secured Obligations in accordance with Section 8(a) and (ii) all shares of the Pledged Stock shall be registered in the name of the Pledge Agent or its nominee, and the Pledge Agent or its nominee may thereafter exercise, (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Pledge Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Pledge Agent may determine), all without liability except to account for property actually received by it, but the Pledge Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          9. Remedies. (a) If an "Event of Default" shall have occurred and be continuing under the Reimbursement Agreement (other than under Section 4.1(b) thereof) or the Credit Agreement, at any time at the Pledge Agent's election, the Pledge Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in accordance with Section 8(a).

          (b) If an "Event of Default" shall occur and be continuing under the Reimbursement Agreement (other than under Section 4.1(b) thereof) or the Credit Agreement, the Pledge Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Pledge Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Pledge Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Pledge Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Pledge Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledge Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Pledge Agent, to the payment in whole or in part of the Secured Obligations, in accordance with Section 8(a), and only after such application and after the payment by the Pledge Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code, need the Pledge Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Pledge Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          (c) The Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Pledge Agent or any other Secured Party to collect such deficiency.

          10. Registration Rights; Private Sales. (a) If the Pledge Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 9(b) hereof, and if in the opinion of the Pledge Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor will use its best efforts to cause the Issuer to (i) execute and deliver, and cause the directors and officers of the Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Pledge Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Pledge Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to use its best efforts to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Pledge Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

          (b) The Pledgor recognizes that the Pledge Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Pledge Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

          (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Pledge Agent and the other Secured Parties, that the Pledge Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no "Event of Default" has occurred under the Reimbursement Agreement or the Credit Agreement.

          11. Irrevocable Authorization and Instruction to Issuer. The Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Pledge Agent in writing that (a) states that an "Event of Default" has occurred under the Reimbursement Agreement or the Credit Agreement and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

          12.  Pledge Agent's Appointment as Attorney-in-Fact.
(a) The Pledgor hereby irrevocably constitutes and appoints the Pledge Agent and any officer or agent of the Pledge Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Pledge Agent's own name, from time to time in the Pledge Agent's discretion, for the purpose of carrying out the terms of this

Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

          (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 12(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          13. Duty of Pledge Agent. The Pledge Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledge Agent deals with similar securities and property for its own account, except that the Pledge Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Pledge Agent, any other Secured Party nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          14.  Execution of Financing Statements.  Pursuant to
Section 9-402 of the Code, the Pledgor authorizes the Pledge Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Pledge Agent reasonably determines appropriate to perfect the security interests of the Pledge Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          15.  Authority of Pledge Agent.  The Pledgor
acknowledges that the rights and responsibilities of the Pledge Agent under this Agreement with respect to any action taken by the Pledge Agent or the exercise or non-exercise by the Pledge Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Pledge Agent and the Secured Parties, be governed by such agreements with respect thereto as may exist from time to time among them, but, as between the Pledge Agent and the Pledgor, the Pledge Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          16. Notices. Notices may be given by hand, by telecopy, or by nationally recognized overnight courier service, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Reimbursement Agreement, the Credit Agreement or the Guarantee and shall be effective (a) when delivered by hand, (b) in the case of a nationally recognized overnight courier service, one Business Day after delivery to such courier service, and (c) in the case of telecopy notice when received. The Pledgor may change its address and transmission number by written notice to the Pledge Agent, and the Pledge Agent or any Secured Party may change its address and transmission number by written notice to the Pledgor and, in the case of a Secured Party, to the Pledge Agent.

          17. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          18. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Pledge Agent.

          (b) Neither the Pledge Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 18(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Pledge Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Pledge Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledge Agent or such Secured Party would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          19. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          20. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Pledge Agent and the Secured Parties and their successors and assigns.

          21. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                              AUDIOVOX HOLDING CORP.



                              By:s/Chris Lazarides
                                 Title President

                                                       SCHEDULE 1
                                              TO PLEDGE AGREEMENT
                   DESCRIPTION OF PLEDGED STOCK


                                   Stock
                Class of      Certificate           No. of
   Issuer        Stock*           No.               Shares

CellStar
Corporation                                       1,075,000































-------------------------------
     *Stock is assumed to be common stock unless otherwise indicated.